Exhibit 10.2
FIRST AMENDMENT TO EXHIBIT B “CONSTRUCTION AGREEMENT” TO INDUSTRIAL TRIPLE NET LEASE BETWEEN GDC SUNSHINE, LLC
AND ARRAY TECH, INC.

Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(b)(10)(iv).

    GDC Sunshine, LLC (“GDC”) and Array Tech, Inc. (“Array”) (GDC and Array may be referred to herein as the “Parties”) hereby enter into this First Amendment (the “First Amendment”) to Exhibit B “Construction Agreement” to the Industrial Triple Net Lease dated May 31, 2024 (the “Lease”) executed by and between GDC and Array and pertaining to leased premises located at the southwest corner of Ladera Drive and Atrisco Vista Boulevard, in Bernalillo County, New Mexico. The purpose of this First Amendment is to memorialize an agreed upon modification and change to Section 7(b)(d) to Exhibit B of the Lease. The Parties hereby agree that Section 7(b)(d) shall now read as follows:

(d) shall carry and furnish Tenant and Landlord with certificates of insurance evidencing (i) statutory workers’ compensation insurance with limits as required by applicable Laws and employer’s liability insurance with limits of $[ ] each accident, $[ ] disease-policy limit, $[ ] disease each employee; (ii) commercial general liability insurance including products and completed operations coverage, premises liability, blanket contractual liability including contractor’s indemnity agreements, personal injury employees exclusion deleted, with minimum coverage of at least $[ ] per occurrence bodily injury and property damage and $[ ] aggregate; (iii) causes of loss-special form builders risk insurance in the full amount of the contract sum; (iv) commercial auto liability, including owned, non-owned, or hired vehicles, with a combined single limit of $[ ]; and (v) umbrella liability insurance with minimum coverage of at least $[ ] per occurrence. All of said policies of insurance, except workers’ compensation insurance, shall name Landlord, the Project Manager, Landlord’s mortgagee, and such other Landlord Entities as may be designated by Landlord as additional insureds.

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This First Amendment only serves to amend Section 7(b)(d) of Exhibit B to the Lease as set forth herein. No other terms in the Lease or any associated exhibits thereto are modified or amended by virtue of this First Amendment and the Lease and associated exhibits continue to be in full force and effect.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

[LANDLORD SIGNATURE PAGE TO FIRST AMENDMENT]
IN WITNESS WHEREOF, Landlord has executed this First Amendment to the Lease on this _____ day of July, 2024.

LANDLORD:
GDC SUNSHINE, LLC,
a New Mexico limited liability company

By:     GDC Sunshine Investors, LLC,
    a New Mexico limited liability company,
    its Sole Member

By:    GDC-NM, LLC,
    a New Mexico limited liability company,
    its Member

By:    Jeffrey D. and Elizabeth C. Garrett Trust dated     August 9, 2002, as amended,
    its Sole Member

By: /s/ Jeff Garrett
Name: Jeff Garrett
Title: Trustee

[TENANT SIGNATURE PAGE TO FIRST AMENDMENT]

IN WITNESS WHEREOF, Tenant has executed this First Amendment to the Lease on this 25th day of July, 2024.

TENANT:
ARRAY TECH, INC., a New Mexico corporation By: /s/ Tyson Hottinger Name: Tyson Hottinger Title: Chief Legal Officer